SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 4, 2013

H. J. Heinz Company
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-3385	25-0542520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PPG Place, Suite 3100 Pittsburgh, Pennsylvania		15222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 456-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement Amendment

On March 4, 2013, H. J. Heinz Company (the “Company” or “Heinz”), Hawk Acquisition Holding Corporation, a Delaware corporation (“Parent”), and Hawk Acquisition Sub, Inc., a Pennsylvania corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into the Amendment to Agreement and Plan of Merger (the “Amendment”), amending the Agreement and Plan of Merger, dated as of February 13, 2013 (the “Merger Agreement”), previously entered into by the parties. Pursuant to the Merger Agreement, as amended by the Amendment, subject to the satisfaction or waiver of certain conditions, Merger Sub will be merged with and into Heinz, with Heinz surviving the merger as a wholly owned subsidiary of Parent (the “Merger”). The Amendment provided that, instead of accelerated vesting and cash-out in full at the effective time of the Merger, retention restricted stock units would remain subject to the vesting schedule pursuant to the existing terms of the applicable award agreements and that the general timing of payment would be in accordance with such terms.

The foregoing description of the Amendment and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and incorporated by reference herein, and the Merger Agreement, which was filed as Exhibit 2.1 to Heinz’s Current Report on Form 8-K filed on February 15, 2013 and incorporated by reference herein. The Amendment and the Merger Agreement govern the contractual rights between the parties in relation to the Merger. The Amendment has been filed as an exhibit to this Current Report on Form 8-K, and the Merger Agreement was filed as an exhibit to Heinz’s Current Report on Form 8-K filed on February 2013, to provide investors with information regarding the terms of the Amendment and the Merger Agreement and are not intended to modify or supplement any factual disclosures about Heinz in its public reports filed with the Securities and Exchange Commission. In particular, the Amendment and the Merger Agreement are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Heinz. The representations, warranties and covenants, as applicable, contained in the Amendment and the Merger Agreement have been made solely for the purposes of the Amendment and the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Amendment and the Merger Agreement; are not intended as statements of fact to be relied upon by Heinz’s shareholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures, as applicable, that were made between the parties in connection with the negotiation of the Amendment and the Merger Agreement, which disclosures, as applicable, are not reflected in either the Amendment or the Merger Agreement themselves; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders or other security holders. Security holders are not third-party beneficiaries under the Amendment or the Merger Agreement (except with respect to shareholders’ right to receive the merger consideration following the effective time of the Merger) and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of any actual state of facts or of the condition of Heinz. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Amendment or the Merger Agreement, which subsequent information may or may not be fully reflected in Heinz’s public disclosures. Heinz acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

Cautionary Statement Regarding Forward-Looking Statements

This report and the Company’s other public pronouncements contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words “will,” “expects,” “anticipates,” “believes,” “estimates” or similar expressions and include the Company’s expectations as to future revenue growth, earnings, capital expenditures and other spending, dividend policy, and planned credit rating, as well as anticipated reductions in spending. These forward-looking statements reflect management’s view of future events and financial performance. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ from such statements include, but are not limited to:

•      the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement,

•      the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s shareholders and government or regulatory agencies,

•      the risk that a closing condition to the proposed merger may not be satisfied,

•      the failure to obtain the necessary financing in connection with the proposed merger,

•      the ability of the Company to retain and hire key personnel and maintain relationship with customers, suppliers and other business partners pending the consummation of the proposed merger, and

•      other factors described in “Risk Factors” and “Cautionary Statement Relevant to Forward-Looking Information” in the Company’s Annual Report on Form 10-K for the fiscal year ended April 29, 2012 and reports on Forms 10-Q thereafter.

The forward-looking statements are and will be based on management’s then current views and assumptions regarding future events and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the securities laws.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger between the Company and a subsidiary of Hawk Acquisition Holding Corporation. In connection with the proposed merger, the Company filed a preliminary proxy statement with the United States Securities and Exchange Commission (“SEC”) on March 4, 3013. The information contained in the preliminary filing is not complete and may be changed. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement will be mailed to the shareholders of the Company seeking their approval of the proposed merger. The Company’s shareholders will also be able to obtain a copy of the definitive proxy statement free of charge by directing a request to: H. J. Heinz Company, P.O. Box 57, Pittsburgh, Pennsylvania 15230, Attention: Corporate Affairs Department. In addition, the preliminary proxy statement is, and the definitive proxy statement will be, available free of charge at the SEC’s website, www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on August 28, 2012. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s shareholders in connection with the proposed merger is set forth in the preliminary proxy statement filed with the SEC on March 4, 2013. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at: H. J. Heinz Company, P.O. Box 57, Pittsburgh, Pennsylvania 15230, Attention: Corporate Affairs Department.

Item 9.01  Exhibits and Financial Statements.

(d)	Exhibits

2.1	Amendment to Agreement and Plan of Merger, dated as of March 4, 2013, by and among H. J. Heinz Company, Hawk Acquisition Holding Corporation and Hawk Acquisition Sub, Inc.*

*       Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2013	H. J. HEINZ COMPANY
	By:	/s/ Theodore N. Bobby
Theodore N. Bobby Executive Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment to Agreement and Plan of Merger, dated as of March 4, 2013, by and among H. J. Heinz Company, Hawk Acquisition Holding Corporation and Hawk Acquisition Sub, Inc.*

*       Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.